As filed via EDGAR with the Securities and Exchange Commission on April 30, 1999.
                                                               File No. 2-82143
                                                                ICA No. 811-3674
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. _____          [ ]

                       Post-Effective Amendment No. 17             [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [X]

                              Amendment No. 20                     [X]

                         Cornerstone California Muni Fund
               (Exact name of registrant as specified in charter)

                                 67 Wall Street
                            New York, New York 10005
                     (Address of principal executive office)

                                 (212) 809-1855
                        (Area code and telephone number)

                                   Copies to:

Stephen C. Leslie                           Carl Frischling, Esq.
Cornerstone Equity Advisors, Inc.           Kramer Levin Naftalis & Frankel LLP
67 Wall Street                              919 Third Avenue
New York, New York  10005                   New York, New York 10022

-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:



[x]  Immediately upon filing pursuant to   [ ]  on ______________ pursuant to
     paragraph (b)                              paragraph (b)


[ ]  60 days after filing pursuant to      [ ]  on (           ) pursuant to
     paragraph (a)(1)                           paragraph (a)(1)


[ ]  75 days after filing pursuant to      [ ]  on (          ) pursuant to
     paragraph (a)(2)                           of paragraph (a)(2) rule 485.


If appropriate, check the following box:



[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        CORNERSTONE CALIFORNIA MUNI FUND
                                   a series of
                           (THE CALIFORNIA MUNI FUND)






                                   PROSPECTUS

                                 APRIL 30, 1999















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


Risk/Return Summary............................................................
Financial Highlights...........................................................
Investment Objective Principal  Investment Strategies..........................
Principal Risks...............................................................
Year 2000......................................................................
Management.....................................................................
Pricing of Fund Shares.........................................................
Purchase of Shares.............................................................
Redemption of Shares...........................................................
Distribution Expenses..........................................................
Dividends and Tax Matters......................................................


--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY


Investment Objective and Principal Strategy Overview

The Fund seeks to provide a high level of income that is excluded from federal and California personal income tax. The Fund will attempt to achieve its objective by investing at least 80% of its assets in municipal obligations that are exempt from federal and California State income taxes and at least 65% of the Fund's assets will be invested in California municipal obligations. In addition, the Fund will invest in "when-issued" securities and variable rate instruments, and borrow for investment purposes. The municipal obligations held by the Fund will be in the four highest quality grades for bonds as determined by independent rating services or the unrated equivalent as determined by the Fund. The Fund invests in municipal obligations that have maturities ranging from less than one year to over fifteen years.


Principal Risks of Investing in the Fund

There is no guarantee that the Fund will achieve its stated objective. In fact, you could lose money by investing in the Fund. In making your investment decision, you should understand that the Fund's net asset value (NAV), yield, and total return may be adversely affected by any or all of the following factors:


o Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Variable and inverse floating rate instruments and zero coupon bonds, in particular, are extremely sensitive to interest rate changes.

o Certain issuers of securities may fail to make timely payments of interest and principal on the Fund's investments.

o Because the Fund invests its assets mainly in the issuers of a single state, California, it may become subject to greater losses arising from adverse political or economic events specific to the state.

o The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Consequently, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

o Borrowing for investment purposes, otherwise known as leveraging, is a speculative practice that could result in losses for the Fund that would be greater in degree than if leverage was not employed.

o It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Fund expects that it will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may adversely affect the ability of the Fund to meet its investment objective.



Summary of Past Performance

The bar chart and table shown below indicate the risks of investing in the Fund. The bar chart shows the performance of the Fund for each of the last 10 calendar years. The table shows how the Fund's average annual return for 1, 5, and 10 years compare with those of a broad measure of market performance.

        Bar Chart

The bar chart illustrates how the Fund's returns vary from year to year. As always, past performance is no way to predict future performance.




   1998        1997        1996        1995         1994        1993       1992        1991       1990        1989
   ====        ====        ====        ====         ====        ====       ====        ====       ====        ====


  4.03%       11.33%     (8.01)%     32.02%      (19.89)%     16.80%      7.23%       8.75%      4.39%        5.53
%




The Fund's best performance for one quarter was 14.15% for the quarter ended 3/31/95. The Fund's worst performance for one quarter was (9.24)% for the quarter ended 3/31/94.

Average Annual Total Returns

The table below shows the Fund's average annual total returns for the 1, 5, and 10 year periods of the Fund's existence in comparison to the Lehman Brothers Municipal Bond Index for the same periods. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the periods noted compare with that of a broad measure of market performance. As always, past performance is no way to predict future performance.

Average Annual Returns as                  One Year                 5 Years             10 Years
of 12/31/98
Cornerstone California Muni Fund            4.03%                    2.42%               5.39%


Lehman Brothers Municipal                   6.48%                    6.22%               8.22%
Bond Index






Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases .........................................None
Maximum Deferred Sales Charge (Load)..................................................... None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends

 and other Distributions................................................................. None
Redemption Fee........................................................................... $12*
Exchange Fee............................................................................. None
Maximum Account Fee...................................................................... None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees......................................................................... 0.50%
Distribution [and/or Service] (12b-1) Fees.............................................. 0.50%
Other Expenses...........................................................................1.78%

Total Annual Fund Operating Expenses.................................................... 2.78%

* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.


        Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year        3 Years       5 Years        10 Years
        ------        -------       -------        --------


         $281            $862        $1,469          $3,109

                              FINANCIAL HIGHLIGHTS


        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request:



                                                                     Year Ended December 31,


                                                      1998+         1997         1996         1995        1994
                                                      ----          ----         ----         ----        ----

Per share operating performance
    (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year.............      $8.27         $7.79        $8.91        $7.10       $9.49
                                                     -----         -----        -----        -----       -----

Income from investment operations:
Net investment income..........................       0.48          0.38         0.41         0.42        0.55

Net realized and unrealized gains (losses)
    on investments.............................      (0.20)         0.48        (1.12)        1.81       (2.39)
                                                     ------         ----        ------        ----       ------

        Total from investment operations.......       0.28          0.86        (0.71)        2.23      (1 .84)
                                                      ----          ----        ------        ----      -------

Less Distributions:
Dividends from net investment income...........      (0.48)        (0.38)       (0.41)       (0.42)      (0.55)

Dividends from net realized gains..............      (0.17)           --           --           --          --
                                                     ------       ------       ------      -------      ------

    Total distributions........................      (0.65)        (0.38)       (0.41)       (0.42)      (0.55)

Net Asset Value, End of Year...................      $7.90         $8.27        $7.79        $8.91       $7.10
                                                     =====         =====        =====        =====       =====

Total Return...................................       4.03%        11.33%      (8 .01%)      32.02%     (19.89%)

RATIOS/SUPPLEMENTAL DATA                            $9,408       $13,832       $16,252      $12,622    $10,558
Net Assets, End of Year (000)..................

Ratios to Average Net Assets:                          .64%          .42%         .45%         .39%        .98%
    Interest expense...........................

    Operating expenses.........................       2.14%         2.95%*       2.81%        2.81%       2.50%
                                                      -----         ------       -----        -----       -----

        Total expenses.........................       2.78%**       3.37%*       3.26%        3.20%       3.48%
                                                      =====         =====        =====        =====       =====

         Net investment income.................       5.38%         4.55%*       4.88%        5.02%       6.80%

Portfolio turnover rate........................     282.21%        70.86%      89 .83%       53.27%      15.88%


* These ratios are after expense reimbursement of .03%, for the year ended December 31, 1997.

** This ratio would have been 2.82%, net of expenses paid indirectly of 0.04% for the year ended December 31, 1998.

+   See "Management" for changes in investment adviser during 1998.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


    The Fund's objective is to provide you with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. To achieve this objective, the Fund will invest at least 80% of its assets in municipal obligations that are exempt from federal and California personal income taxes and at least 65% of the Fund's assets will be invested in California municipal obligations. The Fund invests only in municipal bonds, municipal notes and municipal commercial paper (hereinafter collectively referred to as "municipal obligations") which generate interest that is, in the opinion of counsel to the issuer, excluded for federal income tax purposes and exempt from California personal income tax.

 Credit Quality of Issuers

     The Fund attempts to achieve its objective by investing substantially all (at least 80%) of its total assets in municipal obligations defined herein which are rated within the four highest quality grades for bonds as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality, and which are issued by the State of California, its political subdivisions, and its other duly constituted authorities and corporations.

    While the municipal obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, those rated within the lowest of the quality grades described above are considered medium-grade obligations which have speculative characteristics as well. For example, obligations rated Baa by Moody's have been determined by Moody's to be neither highly protected nor poorly secured, and although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Similarly, obligations rated BBB by S&P, Fitch or Duff are regarded by S&P, Fitch and Duff as having adequate capacity to pay interest and repay principal, and while such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for obligations in this category than in higher rated categories.

    It should be noted that ratings are general and not absolute standards of quality or guarantees of the creditworthiness of an issuer. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund's ability to achieve its investment objective may be more dependent on the Manager's credit analysis than might be the case for a fund that invested in higher rated securities only. The purchase of unrated securities is subject to guidelines that may be set for Fund management from time to time by the Fund's Board of Trustees.

Maturities of Investments

    The Fund invests in municipal obligations that have remaining maturities ranging from short-term maturities (less than one year) to long-term maturities (in excess of fifteen years). The longer the maturity of a municipal obligation, the greater the impact of fluctuating interest rates on the market value of the instrument. In periods of rising interest rates, the market value of municipal obligations generally declines in order to bring the current yield in line with prevailing interest rates. Conversely, in periods of declining interest rates, the market value of municipal obligations generally rises. During periods of rapidly rising interest rates, the Fund intends to adopt various corrective measures (i.e., shortening the average length of maturities of portfolio securities, raising the overall quality of portfolio investments) in order to minimize the effect of such rates on per share net asset value during such periods.


Municipal Obligations

    Municipal obligations include debt obligations of states, territories and possessions of the United States and of any political subdivisions thereof, such as counties, cities, towns, districts and authorities. Municipal obligations are issued to raise funds for a variety of purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, obtaining funds for general operating expenses, and lending to other public institutions and facilities. In addition, certain types of qualified private activity bonds are issued by, or on behalf of, public authorities to obtain funds for privately operated facilities.


    Also included within the definition of municipal obligations are short-term, tax-exempt debt obligations, known as municipal notes, which are generally issued in anticipation of receipt by the issuer of revenues from taxes, the issuance of longer term bonds, or other sources. States, municipalities, and other issuers of tax-exempt securities may also issue short-term debt, often for general purposes, known as "municipal commercial paper ." All of these obligations (excluding those just referred to as "municipal commercial paper") are included within the term "municipal obligations," as used in this
Prospectus, if their interest payments are excluded for federal income tax purposes.

    The two principal classifications of municipal obligations are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith , credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Qualified private activity bonds that are municipal obligations are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of qualified private activity bonds is usually related to the credit standing of the industrial user involved. The Fund reserves the right to invest up to 20% of its total assets in qualified private activity bonds, if such bonds meet the Fund's investment criteria.

     There are also a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal obligations, both within and between the two principal classifications described above.

 When-lssued Purchases


    Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund.


 Zero Coupon Bonds

    Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

Delayed-Delivery Transactions

    The Fund may buy and sell securities on a "delayed-delivery" basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of the Fund's assets, and could increase fluctuations in the Fund's yield and net asset value. Ordinarily, the Fund will not earn interest on the securities purchased until they are delivered.


Participation Interests, Variable and Inverse Floating Rate Instruments

    The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.

    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable rate instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.


     The Fund may purchase various types of structured municipal bonds whose interest rates fluctuate according to changes in other interest rates for some period and then revert to a fixed rate. The relationship between the interest rate on these bonds and the other interest rate or index may be direct or inverse, or it may be based on the relationship between two other interest rates such as the relationship between taxable and tax-exempt interest rates.

Borrowing For Investment and For Other Purposes

    The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes, to meet redemptions or for purposes of leveraging and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal or California State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

    The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

    In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.


 Portfolio Transactions and Turnover

     The Manager may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Manager, that such sale would be advisable. In addition, the Manager may engage in short-term trading when it believes it is consistent with the Fund's investment objective. The frequency of portfolio transactions-the Fund's turnover rates-will vary from year to year depending upon market conditions. A high turnover rate (over 100%) increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Matters") which, in turn, will reduce the Fund's return. Therefore, the Manager weighs the added costs of short-term investment against anticipated gains.

Temporary Defensive Positions

    To offset fluctuations in share value, Fund management will attempt to adopt a temporary defensive posture during periods of economic difficulty affecting either the economy as a whole or, more specifically, individual issuers involved in the Fund's portfolio. Such practice may include, among other modifications, reducing or eliminating holdings in securities of issuers such as state and local governments which the Fund believes may be adversely affected by changing economic conditions or political events, shortening average maturity and/or upgrading the average quality of the Fund's portfolio. These defensive measures may have the effect of reducing the income to the Fund from the portfolio. Moreover, notwithstanding the imposition of such measures, Fund management may not be able to foresee developments in the economy sufficiently in advance to avoid significant declines in market value. To the extent that the Fund is in a temporary defensive posture, the Fund's investment objective may not be achieved.

                                 PRINCIPAL RISKS

Interest Rate Risk

    Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term (less than one year) and long-term (greater than one year) interest rates do not necessarily move in the same direction or the same amount. Short term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Credit Risk

    Certain issuers of securities may fail to make timely payments of interest and principal on the Fund's investments. Such failure may arise from changes in the financial condition of an issuer, changes in specific economic or political conditions affecting an issuer, and changes in general economic or political conditions. Investment grade debt securities tend to be less sensitive to these changes than debt securities rated below investment grade. There is, however, no guarantee that a high credit rating will insure timely payments from the issuer.

Concentration Risk

    Because the Fund invests its assets mainly in the issuers of a single state, California, it is subject to greater losses arising from adverse political or economic events affecting California issuers. From mid-1990 to late 1993, California experienced its deepest recession since the 1930's. As a consequence of large budget imbalances, the State of California has depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. Risks also result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. These circumstances may have the effect of impairing the ability of California issuers to pay interest on, or repay the principal of, their municipal obligations. Recently, Moody's upgraded the debt rating on California general obligation bonds to Aa3. The rating reflects a stable credit outlook based on the State's recovery from the 1990's recession and an improved financial condition. If in the future an adequate supply of municipal obligations of California issuers ceased to be available, the Fund's Board of Trustees would consider recommending alternatives to shareholders, such as changing the Fund's investment objective or liquidating the Fund.

 Diversification Risk

    Because the Fund may invest a greater percentage of its assets in a few issuers, there is an increased likelihood that a few issuers of securities may cause losses to the Fund. In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5% of the Fund's assets, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification. Many of the Fund's portfolio securities will be obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other portfolio securities (e.g., securities the interest on which is paid from revenues of similar types of projects). As a result, the Fund's portfolio may be subject to greater risk as compared to a portfolio composed of more varied obligations or issuers. Furthermore, the relatively high degree of similarities among the issuers of obligations in the Fund's portfolio may result in a greater degree of fluctuation in the market value of the portfolio.

Market-Timing

    It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Manager expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and affect the Fund's performance.


Risk Factors Relating to Lower Rated Securities, Zero Coupon Bonds and Pay-in-Kind Bonds

    You should carefully consider the relative risks of the Fund's retaining downgraded securities in its investment portfolio. These are bonds such as those rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest.

    Retention of downgraded bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can ever be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

    The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets.

Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floater's price will be more volatile than that of a fixed rate bond. Additionally, some inverse floater's contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse st floating rate note may move inversely at three times the benchmark rate. Certain interest rate st movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.



                                    YEAR 2000

    The Fund's securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian or transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the Funds that they are taking action to prevent, and do not expect the funds to suffer from, significant year 2000 problems.


    In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuer, which, in turn, would result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.



                                   MANAGEMENT

        The Fund is managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's principal business address is 67 Wall Street, New York, New York 10005. Cornerstone is an investment adviser registered with the Securities and Exchange Commission. Prior to its association with the Fund, Cornerstone managed approximately $20 million of assets for private and institutional accounts. As investment manager, Cornerstone manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities.

        Cornerstone received advisory fees and reimbursements for its costs totaling $13,718, which amounted to 0.50% of the Fund's average net assets for the period from September 29, 1998 to December 31, 1998. During the year 1998, Fundamental Portfolio Advisors, Inc. served as investment adviser to the Fund (from January 1, to May 31, 1998), and Tocqueville Asset Management L.P. served as interim investment adviser to the Fund (from June 1, to September 28, 1998) each at the same fee rate applicable to Cornerstone's current and interim advisory contracts.


        The Fund's portfolio manager is Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has been associated with Cornerstone since its inception in 1997. Dating back to 1994, Mr. Leslie has held the following positions: he was a partner of Wall Street Capital Group, a merchant bank; he was a partner of Wall Street Investment Corp., a broker/dealer; he was a partner of Tucker Anthony Securities, a broker/dealer; and he was a senior vice-president of Pryor McClendon Counts & Co., a broker/dealer.


                             PRICING OF FUND SHARES

    The price of Fund shares is based on the Fund's net asset value. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The Fund's shares will not be priced on the following days when the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. Fur purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

    The value used by the Fund in computing the current price per share for the purpose of purchase and redemption of Fund shares (the net asset value per share) means an amount which reflects calculations to the nearest 1/10th of one cent.

    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's Board of Trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    The Fund's most recent asset value can be obtained by calling 1-800-322-6864 7 days a week, 24 hours a day. To obtain more detailed information on the Fund's net asset value, yield and performance you can call 1-800-322-6864 weekdays 9:00 AM-8:00 PM Eastern time.


                               PURCHASE OF SHARES


    You may purchase shares directly from the Fund without a load on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear your purchase will be canceled and you could be liable for any losses or fees incurred. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholders account for any payment check returned to the Custodian.

    The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100. (The foregoing minimum investment may be modified or waived at any time at our discretion). Subsequent investments are made in the same manner as an initial purchase is made.

    All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Pricing of Fund Shares." Share certificates are issued only on written request by you to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. There is no charge for share certificates. Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of purchase order checks processed at any one time and will notify investors prior to exercising this right. If this right is exercised, the Fund will return checks immediately.


    Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.


    The Cornerstone Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Cornerstone Automatic Investment Program. The Program permits an existing shareholder to purchase additional shares of any Fund (minimum $50 per transaction) at regular intervals. Under the Automatic Investment Program, shares are purchased by transferring funds from a shareholder's checking or bank money market account in an amount of $50 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-322-6864 or by mailing written notification to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Mutual Fund Services, LLC, if sufficient funds are not available in the shareholder's account at the time of the automatic transaction.

Methods of Payment

    Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to Firstar Bank Milwaukee, N.A. (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

    To purchase shares by wiring funds, instruct a commercial bank to wire your money to:

        Firstar Bank Milwaukee, N.A.
        777 East Wisconsin Avenue
        Milwaukee, Wisconsin 53202
        ABA # 075000022

        Credit: Firstar  Mutual Fund Services, LLC
        Account # 112952137
        Further credit: The  Cornerstone Family of Funds
        Name of shareholder and account number (if known)




Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.


    Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC, or the Fund. Please do not mail letters by overnight courier to the post office box address. Purchase requests sent by overnight or express mail should be directed to:
Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Checks should be made payable to Cornerstone Family of Funds.

    When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from an account statement you have received or otherwise indicate your account number and the name of the Fund.

        Personal Delivery: For personal delivery instructions, please call the Fund at 1-800-322-6864.


    Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner that the value of the Fund's portfolio securities is determined; the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

    Exchange Privilege. For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fund management acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions may be given in writing to Firstar Mutual Fund Services, LLC, Agent, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged and the fund into which the exchange is being made. The telephone exchange privilege will be made available to shareholders automatically. You may telephone exchange instructions by calling Firstar Mutual Fund Services, LLC, at 1-800-322-6864. Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund. See also "Telephone Redemption Privilege" for a discussion of the Fund's policy with respect to losses resulting from unauthorized telephone transactions.

    The Exchange Privilege is only available in those states where such exchanges can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund after giving 60 days' prior notice. The Fund reserves the right to reject any specific order, including purchases by exchange.

    A Completed Purchase Application must be received by the Transfer Agent before the Exchange, Check Redemption, Telephone Redemption or Expedited Redemption Privileges may be used.

                              REDEMPTION OF SHARES


    Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Firstar Mutual Fund Services, LLC, of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

    When redemption requests are received by Firstar Mutual Fund Services, LLC, by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Pricing of Fund Shares"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days from the purchase date. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

    You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege

    You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Firstar Mutual Fund Services, LLC. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Firstar

 Mutual Fund Services, LLC has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests received by Firstar Mutual Fund Services, LLC within 15 days from the purchase date if the shares to be redeemed have been purchased by check . You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of the Checks, except that Firstar Mutual Fund Services, LLC, imposes a $20 charge if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

    When a Check is presented for payment, Firstar Mutual Fund Services, LLC, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which stock certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated by either the Fund or Firstar Mutual Fund Services, LLC, upon 60 days' written notice to shareholders.


Telephone Redemption Privilege


    You may direct redemptions of up to $150,000 worth of shares per day by telephone either (i) by completing the appropriate section of the application form or (ii) by later signature guaranteed* written request. Telephone calls will be recorded. Firstar Mutual Fund Services, LLC, will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, or a preauthorized bank address. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 30 days.) The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Firstar

Mutual Fund Services, LLC. Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.


 Expedited Redemption Privilege


    Requests for expedited redemption may be made by letter or telephone for amounts equal to or exceeding $5,000, if you have previously filed with Firstar Mutual Fund Services, LLC, a signed telephone authorization form available from the Fund, or completed the appropriate Section of the Application Form. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the commercial bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. Firstar Mutual Fund Services, LLC, charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from your account. If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency.

    This privilege may be modified or terminated at any time without prior notice by either the Fund or Firstar Mutual Fund Services, LLC. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.

    Requests by letter should be addressed to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.


    In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.


    In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).

--------------

*A signature guarantee must be from an eligible guarantor institution approved by Cornerstone. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at 1-800-322-6864.


Regular Redemption Procedure


    You may redeem your shares by sending a written request, together with duly endorsed stock certificates, if any, to Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. All
certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Firstar Mutual Fund Services, LLC, may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC, or the Fund. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to: Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Redemptions by mail will not become effective until all documents in the form required have been received by Firstar Mutual Fund Services, LLC.

    Requests for redemption subject to any special condition, or which specify an effective date other than as provided herein, cannot be accepted and will be returned to you.



How to Transfer Shares


    Shares may be transferred from one person to another by sending to Firstar Mutual Fund Services, LLC, a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Firstar Mutual Fund Services, LLC. In addition, Firstar Mutual Fund Services, LLC, reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.

Reopening an Account

    You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.


                              DISTRIBUTION EXPENSES

    The Board of Trustees and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with processing orders for the purchase or redemption of Fund shares, and for furnishing other shareholder services.

    Payments by the Fund shall not, in the aggregate, in any fiscal year of the Fund, exceed one-half of 1% of daily net assets of the Fund for expenses incurred in distributing and promoting the Fund's shares. The Plan will make payments only for expenses actually incurred by such dealers and financial institutions. If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan, including any prior expenses carried forward, will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these payments are paid out of the Fund's assets on a continual basis over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                            DIVIDENDS AND TAX MATTERS

Dividends and Distributions

    All of the Fund's net investment income, consisting of interest income accrued less all expenses, is calculated daily and declared as a dividend to shareholders of record of the Fund at the close of business on the previous day. Dividends are distributed monthly. Net capital gains, if any, will normally be distributed annually, before the close of the Fund's tax year and prior to filing the Fund's tax return. year

    Dividends and capital gains distributions are normally paid in additional shares of the Fund. If you wish to receive dividends or distributions in cash, you must file an election with

Firstar Mutual Fund Services, LLC, which election will remain in effect until Firstar Mutual Fund Services, LLC is notified by you in writing to change the election, at least ten (10) days prior to payment date.

Tax Matters

        The Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

    o Exempt-interest dividends from the Fund will be exempt from federal regular income tax and California income tax.

    o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

    o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

    o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

    o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

    o When you sell (redeem) or exchange shares of the Fund, you must recognize any gain or loss.

    o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Fund.***

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal year or half year and, on an annual basis, a statement from portfolio management and the auditor's report.

Statement of Additional  Information (SAI):  contains more detailed  information
about  the  Fund's  policies,   investment  restrictions,   risks  and  business
structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:


                        CORNERSTONE CALIFORNIA MUNI FUND

                                 67 Wall Street
                                New York NY 10005

                                 1-800- 322-6864


Information about the Fund (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C. 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC- 0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

================================================================================
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
             CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR
           REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:


                                1-800-(322- 6864)

                              Monday through Friday

                          9:00 a.m. to 8:00 p.m. (EST)

================================================================================



                  The Fund's Investment Company Act File number is  811-3674.

                       STATEMENT OF ADDITIONAL INFORMATION


                        CORNERSTONE CALIFORNIA MUNI FUND

                      A SERIES OF THE CALIFORNIA MUNI FUND








               This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus. The Fund's Prospectus may be obtained, without charge, by writing to the Fund at Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 322-6864. This Statement of Additional Information should be read in conjuction with the Fund's Prospectus dated April 30, 1999, and the Fund's Annual Report dated December 31, 1998, which are hereby incorporated by reference.






             THIS STATEMENT IS DATED APRIL 30, 1999 AND SUPPLEMENTS
                     THE FUND'S PROSPECTUS OF THE SAME DATE.

                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----



FUND HISTORY .............................................................


        NON-PRINCIPAL INVESTMENT  STRATEGIES AND  RISKS ..................


        INVESTMENT LIMITATIONS ...........................................

        MANAGEMENT OF THE FUND ...........................................

OWNERSHIP OF SECURITIES ..................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES .................................

        DISTRIBUTION PLAN ................................................

        PORTFOLIO TRANSACTIONS............................................

        TAXES.............................................................

        DESCRIPTION OF SHARES.............................................

        CERTAIN LIABILITIES...............................................

PURCHASE OF SHARES .......................................................

PRICING OF SHARES ........................................................

CALCULATION OF YIELD......................................................

        FINANCIAL STATEMENTS..............................................

        APPENDIX..........................................................A-1


APPENDIX..................................................................B-1

                                  FUND HISTORY


               The California Muni Fund (the "Company") is a Massachusetts business trust that was organized on January 26, 1983. The Company is a non-diversified management investment company and has one series bearing the name Cornerstone California Muni Fund (the "Fund").


                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS


               The objective of the Fund is to provide investors with as high a level of income that is excluded from gross income for federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. In attempting to achieve this objective, the Fund will, as a fundamental policy, invest only in (1) municipal bonds that are rated within the four highest quality grades (as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"), the nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase), or, if unrated, are judged by Fund management to be of comparable quality, and (2) municipal notes and municipal commercial paper that are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Fundamental policies of the Fund can be changed only by a majority vote of the shareholders of the Fund (as defined in the Prospectus). (A "majority shareholder vote" means, in the Prospectus, the affirmative vote of the holders of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.) See "Additional Information Relating to Municipal Obligations" contained herein for more detailed descriptions of the various types of municipal obligations.


               The Fund may also invest in the following instruments or employ the strategies noted below:

Futures Contracts

               A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Presently, there are futures contracts based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through
mortgage-backed   securities,   three-month   U.S.   Treasury  Bills,  and  bank
certificates of deposit. Although most futures contracts call for actual delivery or acceptance of debt securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of debt security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of debt security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction. In the unlikely event that the Fund was unable to enter into a closing transaction of an open futures or options position, the Fund could be forced to perform certain actions as specified by the futures or options contract. This would depend on the type of outstanding contract involved. The two types of methods by which futures and options contracts are closed in the absence of offsetting trades are by index value and by delivery.

               Futures and options contracts in financial instruments such as municipal bonds and LIBOR rates, settle by index value. That means that on the last trading day of the contract, all outstanding contracts are automatically closed out at the value of the index that day. The effect on the Fund would be exactly the same as if a closing transaction had been effected at that price.

               Futures and options in financial instruments such as Treasury bonds and notes, if not closed out, will result in actual delivery of the securities in question. The holder of a long futures contract or an option contract that was exercised could be forced to purchase (take delivery of) a specified amount of securities at a specified price. Likewise the entity that was short a futures contract or option that did not enter into a closing transaction prior to expiration, could be forced to deliver a specific amount of securities at a specified price according to the terms of the futures or option contract.

               The inability of the Fund to enter into a closing contract could result in the Fund being forced to deliver or take delivery of a specific amount of securities at a specific price. Disposing of or obtaining the specified securities could involve considerable expense to the Fund and could affect the Fund's net asset value.

               When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." The segregated custodial account will be in an amount equal to the total market value of the futures contract, less the initial margin deposited therefor. Subsequent payments to and from the broker or account, called "variation margin," will be made on a daily basis as the price of the underlying debt security fluctuates making the long and short positions of the futures contract more or less valuable, a process known as "mark to the market."

               The purpose of a futures contract, in the case of a portfolio holding long-term municipal debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of such securities, although the sale of the futures contract might be accomplished more easily and quickly given the greater liquidity in the futures market. For example, if the Fund holds long-term debt securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities in order to gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yield, short-term securities or waiting for the long-term market to stabilize. The Board of Directors has adopted a percentage restriction limiting the aggregate market value of the futures contracts the Fund holds to an amount not to exceed 20% of the market value of its total assets.

Options

               An option gives the holder a right to buy or sell futures contracts, or securities, in the future. The Fund will only buy options listed on national securities exchanges except for agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract, for example, merely entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the price, called the "premium," paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily, and the change is reflected in the net asset value of the Fund.

               In addition to options on futures contracts, there are options that give the buyer the right to buy or sell actual debt securities, such as tax-exempt bonds. Currently, the market for options on tax-exempt securities is very small. It is anticipated that it will become substantially larger in the future. A put option gives the buyer of the option the right to sell a designated security for a set price, and a call option gives the buyer the right to buy a security for a set price on or before a specified date. The "writer," or seller, of a call option, for example, is required to sell the security described in the option to the holder of the option, if the holder decides to buy such security. For undertaking this obligation, the writer receives a premium, less the commission charged by a broker, which the writer retains regardless of whether the option is exercised. The Fund will only write call options on securities it holds in its portfolio, (referred to as covered call writing) or will write "cash secured puts," as defined below. The buyer of such a put pays the Fund a premium for the option to sell to the Fund a specific bond at a specified price within a specified period of time. The Fund will maintain adequate cash reserves to purchase the underlying bond should the put option be exercised, by placing in a segregated account, only liquid assets, such as cash, U.S. Government securities or other appropriate high-grade debt obligations ("cash secured puts"). The Fund retains the premium whether or not the option is exercised. However, the Fund will be obligated to purchase the bond at the exercise price regardless of how much the market value of the bond has declined below the exercise price. As a covered call option writer, the Fund earns additional income from premiums, but it risks losing any appreciation of the security covered by the option if interest rates decline. Option writing can be used advantageously to generate incremental income when the outlook is for relatively stable bond prices; however, such income may be taxable. The aggregate market value of the options on debt securities held or written by the Fund may not exceed 25% of the Fund's total net assets. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximum potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit. Participation in options transactions involves certain risks.

Investing in Other Investment Companies

               The Fund may invest indirectly in municipal obligations by investing in other investment companies. Such investments may involve the payment of premiums above the net asset value of such issuers' portfolio securities, are subject to limitations under the Investment Company Act of 1940 and are constrained by market availability. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of a closed-end investment company.

Lending of Portfolio Securities

               In order to generate income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Manager. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral in high-grade, short-term, tax-exempt instruments and earn income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

Repurchase Agreements

               The Fund may enter into repurchase agreement transactions. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.

Reverse Repurchase Agreements

               The Fund may enter into reverse repurchase agreement transactions only in amounts such that the total of the reverse repurchase agreements and all other borrowings combined will not exceed 33-1/3% of the Fund's total assets at the time it enters into a reverse repurchase agreement. Such transactions involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions, or as a technique to enhance income. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price. The Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments is greater than the interest expense incurred as a result of the reverse repurchase transactions. Any reverse repurchase agreement entered into by the Fund constitutes a borrowing, has leveraging effects and makes the Fund's net asset value more volatile.

Illiquid Securities

               The Fund will not invest more than 15% of its net assets (taken at market value) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

               The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities", the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Fund management will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Directors. The liquidity of Rule 144A securities will be monitored by Fund management and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

               Fund management anticipates that the market for certain restricted securities such as inverse floaters that are created in the secondary market will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearing and settlement of unregistered securities, as more institutions and dealers invest in and make markets in these securities.

               In reaching liquidity decisions, Fund management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Activity Bonds

        The Fund may invest up to 20% of its assets in qualified private activity bonds, and accordingly, the Fund's shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons" with respect to such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code") unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) own directly or indirectly in the aggregate more than (i) 50% in value of the outstanding stock of a corporation or (ii) 50% of the capital or profits interest in a partnership which is a "substantial user" of a facility financed from the proceeds of industrial development bonds. A "Substantial user" of such facilities is defined generally in Section 1.103-11(b) of the Treasury Regulations as a "nonexempt person who regularly uses a part of [a] facility" financed from the proceeds of a qualified private activity bond in his trade or business.

 Special Risk Factors Relating to Futures and Options

               There are certain risks in investing in options and interest rate futures contracts. With respect to the use of futures contracts, although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

               In addition, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

               The Manager could also be incorrect in its expectations about the direction or degree of various interest rate movements in the time span within which the movements take place. Predicting interest rate direction involves skills and techniques different from those used in most investment strategies, and there is no guarantee that such predictions will be accurate.

               The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. In order to benefit from buying an option, the price of the underlying security must change sufficiently to cover the premium paid, the commissions paid, both in the acquisition of the option and in a closing transaction, or the exercise of the option and subsequent sale of the underlying security. (The Fund could enter into a closing transaction by purchasing an option if it had previously sold one, or by selling an option if it had previously bought one, with the same terms as the option previously acquired.) Nevertheless, the price change in the underlying security does not assume a profit, because prices in the options market may not reflect such a change.

               The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. In such case, the option would be exercised and the asset would be sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. However, the cost of closing the option and terminating the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might not be able to close the option because of insufficient activity in the options market. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximum potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit.

               Finally, in deciding whether to use futures contracts or options, consideration must be given to brokerage commission costs, which are normally higher than those associated with general securities transactions.

Special Risk Factors Relating to Lower Rated Municipal Bonds

               You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) securities in which the Fund may invest. These are bonds such as those rated Ba to Caa by Moody's or BB to CC by S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest. The Fund will not purchase bonds in default.

               Investments in bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed-income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.



ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS

Municipal Bonds

        Municipal bonds are long-term debt obligations, generally with a maturity at the time of issuance of greater than three years, of states and their political subdivisions issued to obtain funds for various public purposes, including construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospital, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include refunding outstanding obligations; obtaining funds for general operating expenses; or obtaining funds to lend to public or private institutions for construction of such facilities as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by public authorities to finance privately operated housing facilities, sports facilities, convention or trade show facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of qualified private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although current Federal tax laws place substantial limitations on the size of such issues.

        The two principal classifications of municipal bonds are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes

        Municipal notes are short-term obligations, generally with a maturity at the time of issuance of from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Tax anticipation notes are sold to provide working capital to states and municipalities in anticipation of collection of taxes. Bond anticipation notes are issued to provide funds temporarily in anticipation of a bond sale. Revenue anticipation notes are sold in expectation of receipt of other revenues, such as funds under the Federal Revenue Sharing Program. Project notes are issued by local agencies in connection with such programs as construction of low-income housing in order to provide construction financing prior to permanent financing. Project notes are guaranteed by the U.S. Department of Housing and Urban Development and consequently are secured by the full faith and credit of the United States. Municipal notes also include obligations issued at a discount, frequently referred to as municipal commercial paper, which are likely to be issued to meet seasonal working capital needs of a municipality or to provide interim construction financing and are to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions. The Fund would be able to draw on these agreements on a default under the terms of the documents of the security.

Variable Rate Instruments

        Municipal bonds and notes are sometimes issued with a variable interest rate ("variable rate instruments"). The interest rate on variable rate instruments is usually tied to an objective standard, such as the 90-day Treasury Bill rate or the prime rate of a bank involved in the financing. Prime rates can change daily; the auction for 90-day Treasury Bill rates is held weekly. In addition to having a variable interest rate, any such instruments are subject to repayment of principal on demand by the Fund, usually in not more than five business days. Both the variable rate feature and the principal repayment on demand feature tend to reduce fluctuations in the price of variable rate instruments; these instruments are generally of interest and sold to institutional investors. Also available are participation interests in loans to municipal issuers, which are similar except that these loan participations are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Fund the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. The Board of Trustees will determine that the participation interest in the municipal securities meets the Fund's prescribed quality standards. The Fund's management has been instructed by the Board of Trustees to monitor the pricing, quality and liquidity of any variable rate demand instruments held, including participation interests supported by letters of credit or guarantee, on the basis of published financial information and reports of the rating agencies and other analytical sources. The Fund's management will also monitor the creditworthiness of the guarantor. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that the Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Restrictions".


                       ADDITIONAL INFORMATION RELATING TO
                             LOWER RATED SECURITIES

        Downgraded securities (i.e., those rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff or determined by Fund management to be a comparable quality if unrated) that are retained in the Fund's investment portfolio generally produce a higher current yield than do securities of higher ratings. However, these obligations are considered speculative because they involve greater price volatility and risk than do higher rated securities and the yields on these securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated securities is a relatively new one which has not yet been tested through a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such securities. Securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to securities rated CCC or lower by S&P, Fitch or Duff Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.

        The Fund may continue to hold lower rated securities that are structured as zero coupon or pay-in-kind bonds. Such securities may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income-bearing securities. In addition, zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest.
 Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind securities are securities that pay interest through the issuance of additional securities. Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year and must include such amount in gross income, even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.

        Lower rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated securities may not be as liquid as Treasury and investment grade securities. The ability of the Fund to sell lower rated securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

        Because investors may perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of such market, resulting in greater yield and price volatility.

        The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield securities. Any or a combination of such proposals, if enacted into law, could negatively affect the value of any high-yield securities in the Fund's portfolio. The likelihood of any such legislation being enacted is uncertain.

                             INVESTMENT LIMITATIONS

        In addition to the Fund's investment objective, the following investment restrictions have been adopted by the Fund as fundamental policies, which means they can be changed for the Fund only by a majority shareholder vote. The Fund may not:

        (1) Invest in securities other than the municipal obligations described in the Fund's Prospectus under "Investment Objective and Policies".

        (2) Make short sales of securities or purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

        (3) Borrow money, except from banks, and only in an amount not to exceed 20% of the Fund's total assets, with such value determined at the time of borrowing, excluding the amount borrowed.

        (4) Pledge, assign or otherwise encumber its assets, except that the Fund may pledge securities having a market value determined at the time of pledge of up to 10% of the value of its total assets for the purpose of securing the borrowings referred to in restriction (3) above.

        (5) Underwrite securities, except to the extent that the purchase of municipal obligations directly from an issuer may be deemed to be an underwriting, or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale to the public.

        (6) Make loans of money or securities, except that the purchase of a portion of an issue of publicly-distributed debt securities is not considered the making of a loan.

        (7) Invest for the purpose of exercising control or management of another company.

        (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        (9) Write puts, calls or combinations thereof, or purchase or sell commodities or commodity futures contracts.

        (10) Purchase or sell real estate, although the Fund may purchase municipal obligations secured by interest in real estate.

        (11) Purchase industrial revenue bonds if, as a result, more than 5% of the Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest would be the responsibility of companies with less than three years of operating history.

        (12) Purchase or retain the securities of any one issuer if officers or Trustees of the Fund or the Fund's investment adviser beneficially owning more than 1/2 of the 1% of the securities of the issuer together beneficially own more than 5% of the securities of the issuer.

        (13) Issue senior securities, as defined in the Investment Company Act of 1940, except to the extent the Fund may be deemed to have issued securities by reason of any borrowings permitted by restriction (3) or by purchasing securities on a when-issued or delayed delivery basis.

        (14) Invest 25% or more of the value of its respective total assets in securities of nongovernmental issuers in the same industry. The identification of the issuer of the municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

               Although it is not a fundamental policy, the Fund may not invest more than 10% of its total assets in municipal obligations of California issuers which are illiquid or which have limited marketability.



Temporary Defensive Investments


               The Fund retains the flexibility to respond to changes in the market or in the economy. Consequently, the Fund may use a temporary defensive investment strategy. When employing a temporary defensive investment strategy, the Fund may hold cash (U.S. dollars), or invest without limitation in taxable, high quality short term money market instruments. Any net interest income derived from taxable securities and distributed by the Fund will be taxable as ordinary income when distributed.


Portfolio Turnover

               The Fund's portfolio turnover rate was approvimately 71% for the year ended December 31, 1997, and was approximately 282% for the year ended December 31, 1998. A substantial portion of the Fund's assets was derived from professional money managers and investors who invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund resulted in considerable assets moving in an out of the Fund. Consequently, the Fund experienced significant portfolio turnover during the year ended December 31, 1998.



                             MANAGEMENT OF THE FUND

Trustees and Officers

        The business of the Company is managed under the direction of the Board of Trustees. Specifically, the Board of Trustees is responsible for oversight of the Fund by reviewing and approving necessary agreements with the Fund's service providers, and mandating policies for the Fund's operations.


        Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*). The Board Members listed below were elected by the Fund's shareholders at a Special Meeting held on March 12, 1999.

=====================================================================================================
                                      Position(s) Held         Principal Occupation(s) During
Name, Address, and Age                with Fund                Past Five Years
-----------------------------------------------------------------------------------------------------

William J. Armstrong                   Trustee                 Vice President and Treasurer,
Ingersoll Rand Company                                         Ingersoll-Rand Company (5/86 -
200 Chestnut Ridge Road                                        Present); Trustee, Chase  Vista
Woodcliff Lake, NJ  07675                                      Funds.


Age:  56
-----------------------------------------------------------------------------------------------------


L. Greg Ferrone                        Trustee                 Consultant (3/99-Present);
83 Ronald Court                                                Senior Manager, ARC Partners
Ramsey, New Jersey 07446                                       (10/97 -  3/99); Consultant,

                                                               IntraNet, Inc. (4/90 - 10/97);
Age:  47                                                       Sales & Marketing Director,
                                                               RAV Communications (4/85 -
                                                               4/90); Vice President/Regional
                                                               Manager, National Westminster
                                                               Bank USA (3/78 - 4/85).
-----------------------------------------------------------------------------------------------------


Stephen C. Leslie*                    President and            Chairman and CEO,
Cornerstone Equity Advisors           Trustee                  Cornerstone Equity Advisors
Inc.                                                           Inc. (6/97 - Present); Partner,
67 Wall Street                                                 Wall Street Capital Group (3/97
New York, New York 10005                                       - 6/97); Partner, Wall Street

                                                               Investment Corp. (11/95 -3/97);
Age:  45                                                       Partner, Tucker Anthony
                                                               Securities (8/95 - 10/95); Senior
                                                               Vice President, Pryor
                                                               McClendon Counts & Co. (5/94
                                                               - 8/95); Senior Vice President,
                                                               Siebert Capital Markets (6/93 -
                                                               5/94).
-----------------------------------------------------------------------------------------------------


G. John Fulvio*                       Treasurer/Chief          Treasurer, Cornerstone Equity
Speer & Fulvio                        Financial Officer        Advisors, Inc. (4/97 - Present);
60 East 42nd  Street                  and Trustee              Partner, Speer & Fulvio (3/87 -
New York, New York  10165                                       Present).

Age: 41

-----------------------------------------------------------------------------------------------------


                                            -18-


-----------------------------------------------------------------------------------------------------

Leroy E. Rodman                        Trustee                 Counsel, Morrison, Cohen,
Morrison, Cohen, Singer &                                      Singer & Weinstein, LLP
Weinstein, LLP                                                 (1996 - Present); Senior Partner,
750 Lexington Avenue                                           Teitelbaum, Hiller, Rodman,
New York, NY  10022                                            Paden & Hibsher, P.C. (1990 -
Age:  85                                                       1996).

-----------------------------------------------------------------------------------------------------

Dr. Yvonne Scruggs-Leftwich            Trustee                 Executive Director and Chief
11510 Bucknell Drive                                           Operating Officer, Black
Condo #204                                                     Leadership Forum, Inc.;
Wheaton, MD  20902                                             Director, Joint Center For
Age: 65                                                        Political and Economic Studies

                                                               (1991 - Present).
=====================================================================================================



        Mr. Leslie is the chief portfolio manager and Mr. Fulvio the Treasurer of the Fund's adviser, Cornerstone Equity Advisors, Inc. All of the Trustees of the Fund are also Trustees of Cornerstone Fixed-Income Funds and Directors of Cornerstone Funds, Inc.

        For services and attendance at board meetings and meetings of committees which are common to the Fund, Cornerstone Fixed-Income Funds and Cornerstone Funds, Inc. (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $5,000 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his or her attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.


                                      COMPENSATION TABLE

                            (for each current Board Member for the
                             most recently completed fiscal year)

==========================================================================================================
                                               Pension or                                   Total
                                               Retirement                               Compensation
                          Aggregate         Benefits Accrued     Estimated Annual       From Fund and
Name of Person*,         Compensation       as Part of Fund        Benefits Upon        Fund Complex
Position                  From Fund             Expenses            Retirement        Paid to Trustees
--------                  ---------             --------            ----------        ----------------


                                            -19-


----------------------------------------------------------------------------------------------------------
L. Greg Ferrone,           $12,401                N/A                   N/A                $19,500
Director
==========================================================================================================

* Mr. Ferrone is the only current Board Member who served in that capacity during the fiscal year ended 1998.






                             OWNERSHIP OF SECURITIES


               As of March 31, 999, except as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of the Fund. As of that date, the officers and Board Members of the Fund beneficially owned less than 1% of the shares of the Fund.

                                Number of                  Percentage of
Name & Address                  Shares Owned               Outstanding Shares

Joan R. Warner                  57,204.729                 5.72%
1 Ellis Court
Alameda, CA  94501-6405

Brigette G. Altmetz             50,684.260                 5.06%
Erik F. Altmetz JT TEN
1475 Old Hauf Road
Pasadena, CA  91107



                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisory Services

        The Fund is currently managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's Chairman and Chief Executive Officer is Mr. Stephen C. Leslie, who is also President of the Fund. Mr. Leslie is one of two individuals who may be considered a "control person" of Cornerstone. Cornerstone's Treasurer, Mr. G. John Fulvio, is the Treasurer and Chief Financial Officer of the Fund. Mr. Fulvio is not considered a "control person" of Cornerstone.

        Cornerstone receives an advisory fee equal to the following percentages of the Fund's average daily net asset value:

                  Average Daily Net Asset Value                          Annual Fee Payable
                  -----------------------------                          ------------------
Net asset value to $100,000,000                                                 .50%
Net asset value of $100,000,000 or more but less than $200,000,000              .48%
Net asset value of $200,000,000 or more but less than $300,000,000              .46%
Net asset value of $300,000,000 or more but less than $400,000,000              .44%
Net asset value of $400,000,000 or more but less than $500,000,000              .42%
Net asset value of $500,000,000 or more                                         .40%



        The fee levels noted above are identical to those received by the Fund's previous advisers, Tocqueville Asset Management, L.P. ("Tocqueville"), and Fundamental Portfolio Advisors, Inc. ("FPA").


               From September 29, 1998 to December 31, 1998 Cornerstone received an aggregate advisory fee of $13,718. From June 1, 1998 to September 28, 1998 Tocqueville, as an interim adviser, received an aggregate advisory fee of $20,667. From January 1, 1998 to May 30, 1998 FPA received an aggregate advisory fee of $25,259. For the fiscal year ended December 31, 1997 FPA received an aggregate advisory fee of $63,726. For the fiscal year ended December 31, 1996 FPA received an aggregate advisory fee of $787,962.




Administrator, Transfer Agent, and Accounting Agent


               Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, and Accounting Agent of the Fund. Firstar Mutual Fund Services, LLC provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee for administrative services of 0.06% on the first $200 million on the Fund's average net assets; 0.05% of the next $300 million of the Fund's average net assets; 0.03% of the remaining value of the Fund's average net assets, subject to a minimum annual fee of $30,000 for the Fund. The Fund reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Mutual Funds Services, LLC a fee for accounting services of $25,000 on the first $40 million of assets, and 0.02% annually on the next $200 million of such assets; and 0.01% of any remaining assets, determined as of the end of the month; plus certain expenses.


Custodian and Independent Public Accountant

               Firstar Bank Milwaukee, N.A. (the "Bank"), 615 East Michigan Street, Milwaukee, WI 53201-0701, acts as Custodian of the Fund's cash and securities.


                McGladrey & Pullen, LLP acts as independent certified public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.



                                DISTRIBUTION PLAN


               The Board of Trustees and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services. Payments by the Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund. The Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, the Fund may pay each such Shareholder Service Agent to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Fund.

               The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Fund's management. The Fund's management will report quarterly to the Board of Trustees on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon the management's analysis of (1) the contribution that the Shareholder Service Agent makes to the Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund.

               No interested persons of the Fund had a direct or indirect financial interest in the operation or plan or related agreements. The Board of Trustees of the Fund, including a majority of the "disinterested" Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Cresvale International (US) LLC ("Cresvale") under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Cresvale for producing and placing Fund advertising in newspapers, magazines or other periodicals, on radio or television, or in direct marketing campaigns. In addition to the foregoing, the Fund may pay
 Cresvale for marketing research and promotional services specifically relating to the distribution of Fund shares, including office space, facilities and equipment, salaries, training and administrative expenses, computer systems and software, communications, supplies, photocopying and similar types of expenses.

               The Plan will continue in effect from year to year if specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plan, the
  Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees of the Fund, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan may only be renewed if the Trustees make a similar determination for each subsequent year. The Plan may not be amended to increase the maximum amount of payments by the Fund to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.

               The Plan provides that the Fund's management shall provide, and that the independent Trustees shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the independent Trustees.

               During the year ended December 31, 1998, the Fund paid $19,602 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the Fund's shares, including expenses for: advertising -- ($
192); printing and mailing of Prospectuses to other than current shareholders -- ($3,006); and sales, and shareholder servicing support services and other distribution services, -- ($16,404). Of the amount paid by the Fund during last year, $6,400 was paid to Fundamental Service Corporation, and $9,000 was paid to Tocqueville Securities, LP for expenses incurred and services rendered by it pursuant to the Plan.


                             PORTFOLIO TRANSACTIONS

        The Fund's management provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the Fund's management, subject to the general control of the Fund's Trustees. The Fund's management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Fund's management, that such sale would be advisable. In addition, the Fund's management may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Fund's management believes to be a temporary disparity in the normal yield relationship of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. For the years ended December 31, 1997 and 1996, the Fund's annual rate of portfolio turnover was approximately 70.86% and 89.83%, respectively. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Fund's management weighs the added costs of short-term investment against anticipated gains. The Fund's management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.

        It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and, in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management. During the years 1986 through 1993, no brokerage commissions were paid by the Fund; all portfolio transactions were conducted with dealers acting as principal.

        During the last three fiscal years from 1996-98, the Fund paid $ -0-, $ -0-, and $ -0-, respectively, in brokerage commissions.

        The Board of Trustees of the Fund is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the Fund to pay a broker-dealer which does not furnish research services, or which furnishes research brokerage and research services provided by the broker-dealer.

        Section 28(e)(3) of the Securities and Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        It will not be the Fund's practice to allocate principal business or brokerage on the basis of sales of Fund shares which may be made through brokers and dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation as described above.



                                      TAXES

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

        The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

        Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated  investment  company  shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

        The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders.

        The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

        The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded by them from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

        AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed -- at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

        Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

        Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

        Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

        Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December

31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

        A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

        If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

        If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

        In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

        Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                              CALCULATION OF YIELD

        The Fund's yield quotations and average annual total return quotations as they appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the Securities and Exchange Commission.

        The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period in accordance with the following formula:

                             a-b       6
           Yield  =  2[(----- + 1)  - 1]
                cd

        Where: a =    dividends and interest earned during the period

               b =    expenses accrued for the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period.

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

        (1) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

        (2) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes, it is assumed that each month has 30 days.

        (3) Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

        (4) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

        (5) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation.

        In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

        With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (1) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (2) not to amortize the discount or premium on a remaining security.

        For the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. The Fund does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Plan during a base period, if any, will reduce expenses accrued pursuant to such plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.

        The Fund's yield for the one-month period ended December 31, 1997 determined in accordance with the above formula was 3.32%.

        Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

               P(1+T)n = ERV

Where:  P      =      a hypothetical initial payment of $1000

        T      =      average annual total return

        n      =      number of years

        ERV    =      ending  redeemable value of a hypothetical  $1000 payment
                      made at the end of a designated period (or fractional portion thereof)

               For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the year ended December 31, 1998 was 4.03%. For the five-year period ended December 31, 1998, the average annual total return was 2.42%. The average annual total return was 5.39% for the ten-year period ended December 31, 1998.

               In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

               The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield of the Fund for the one-month period ended December 31, 1998 was .496% for a taxpayer whose income was subject to the then highest combined Federal and California State income tax rate of 39.60%.

               The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future.

                              DESCRIPTION OF SHARES

               The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has one series of shares: the Cornerstone California Muni Fund. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, each shareholder is entitled to share pro rata in the net assets available for distribution.

               Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

               As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated January 26, 1983, a copy of which is on file with the office of The Secretary of the Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

               The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


                               PURCHASE OF SHARES

               For information regarding the manner in which shares of the Fund are offered to the public, see "Purchase of Shares" in the Prospectus.


                                PRICING OF SHARES

               The net asset value of shares of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. This determination is made once during each such day as of the close of the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.



                              FINANCIAL STATEMENTS


                The Financial Statements for the Fund are incorporated by reference to the Fund's Audited Annual Report dated December 31, 1998. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                                   APPENDIX A


               SPECIAL FACTORS AFFECTING THE CALIFORNIA MUNI FUND


        The financial condition of the State of California (the "State" or "California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, The California Muni Fund, or result in the default of existing obligations, including obligations which may be held by The California Muni Fund. The following section provides only a brief summary of the complex factors affecting the State's financial condition, and is based on information obtained from an Official Statement dated December 9, 1998 relating to $600,000,000 State of California General Obligation Bonds and the Governor's Budget Summary 1999-2000. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the State's creditworthiness, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State.

Limits on Spending and Taxes

        Under California constitutional amendments, the State is subject to an annual appropriations limit. The limit may be exceeded in cases of emergency. The State's yearly appropriations limit is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

        On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute, which changed State funding of public education below the university level and the operation of the State appropriations limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98, K-14 schools are guaranteed the greater of a fixed percentage of General Fund revenues and the prior year's appropriation adjusted for growth.

        During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


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

        In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement in this case provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case.

Short-Term Borrowing of California

        As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State issued $1.7 billion of revenue anticipation notes for the 1998-99 Fiscal Year, which notes are to mature on June 30, 1999.

        The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of March 1, 1997 the Finance Committees had authorized the issuance of approximately $3.356 billion of commercial paper notes, but as of that date only $367.78 million aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

        The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

        1998-99 Fiscal Year Budget

        When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount.

        The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto


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

power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

        The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion.

        After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the State's budget reserve (the Special Fund for Economic Uncertainties or SFEU) at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

        The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill that provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25% at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

        In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

        Other significant elements of the 1998-99 Budget Act are as follows:

        1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of California Teachers' Association v. Gould.

        2. Funding for higher education increased substantially above the level called for in the Governor's four- year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

        3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

        4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

        5. The Budget also included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

        6. The State received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

        After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact that the Governor signed include $235 million for certain water system improvements in southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition 1A), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for educational programs that were part of his $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

        Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected in the Budget Act. In November 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

        1995-96 through 1997-98 Fiscal Years

        The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

        The economy grew strongly during these fiscal years and, as a result, the General Fund received substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than initially forecast when the related budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

        The following were major features of the 1997-98 Budget Act:

        1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues that exceeded initial budgeted amounts. Part of the nearly $1.75 billion of increased spending was allocated to prior fiscal years.

        2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis that existed prior to the deferral actions that were invalidated by the courts.

        3. Funding from the General Fund for the University of California and the California State University system was increased by about 6% ($121 million and $107 million respectively), and there was no increase in student fees.

        4. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

        5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

        Fiscal Years Prior to 1995-96


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        Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year), most of which were for a short duration.

        Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire the deficit in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

        Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

Economic Overview

        California's economy is the largest among the 50 states and one of the largest in the world. Recent economic expansion has been marked by strong growth in high technology business services (including computer software), construction, computers and electronic components.

        During 1998, California's economic growth outpaced that of the nation, a performance that will most likely be repeated in the coming year. Even with a slowdown in job growth, it is expected that employment in 1999 will increase by 2.4% in California, twice the rate of increase for the nation as a whole.

        The strong economy, along with a robust stock market, helped to generate higher revenues to the State. In fiscal year 1997-98, revenues from personal income tax receipts, the largest single resource of revenue to the General Fund, grew by 20%. Overall tax receipts grew by 11%. This trend in tax revenues is also the result of baby boomers passing through their prime earning years. Within the next decade, however, this generation will begin to retire, slowing the rise in personal income tax revenues.

        Despite major disruptions in international markets during 1998, California's economy has weathered the Asian financial storm with relatively modest damage. Aerospace and electronics manufacturing employment peaked in March, and by November had lost almost 15,000 jobs, or nearly 3% of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3.5%, but more recently the year-to-year pace has slowed to approximately 2.7%. Increased exports to NAFTA trading partners and Europe compensated for declines in California's exports to Southeast Asian countries over the past year.

        The construction industry led California's employment growth in 1998. From October 1997 to October 1998, construction jobs in the state increased by more than 9%. By the end of 1998, residential permits reached 126,000 units, an increase of more than 13.5% over 1997. In the previous year, permits totaled 111,000 units, topping 100,000 for the first time since 1991. Non-residential construction activity remained quite strong, with building permit value up almost 18%.

        Apart from construction, California's economy continued to expand in 1998. Non-farm employment growth averaged 3.2% and personal income was up more than 6%. The jobless rate was below 6% most of the year.

        Rising incomes and confidence in the economy have propelled housing sales and prices to record levels in many parts of California. The San Francisco-San Jose metropolitan area has seen the greatest price appreciation and is now the most expensive housing market in the nation. Statewide, sales of existing single family homes in 1998 are expected to show a 10% increase over 1997 levels. By the end of the year, the median price should surpass the peak in 1991.

        The healthy economic climate and recent revisions to the State's welfare system have produced a major turnaround in the growth of California's welfare population. This trend began in 1996, when there was a slight decline in California's public assistance caseloads, the first since 1980. In 1997, there was a drop of almost 5%. As of August 1998, caseloads were down by nearly 10% over the previous 12 months.

        California's future rests on its investments in the State's education system. The State's economy is increasingly driven by technology-oriented industries, and a supply of skilled


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workers is  indispensable  to the health of the  economy.  Recent  increases  in funding for California's public education system represent progress in meeting this need.

Credit Rating

        Moody's has assigned a rating of Aa3 to the general obligation bonds of the State of California. The rating reflects the state's deep and diverse economic base, its improved credit condition, including the rebuilding of cash and budget reserves, and long-term structural budget condition, even under assumptions of slowing economic growth. The credit outlook is stable.

        The state's Aa3 rating is the product of its robust economy, offset by a financial condition that shows dramatic improvement, but still lags that of most states. The California economy has fully recovered from the recession of the early 1990's, and continues to outpace the United States in terms of employment and personal income growth. Diversification has positioned it for further expansion, although at a slower pace than has been realized over the last several years. General fund balance sheet deficits accumulated during the recession have been substantially reversed and liquidity has been restored. New five-year financial projections based on reasonable expenditure and revenue assumptions indicate that the state has the capacity to maintain long-term budget balance, even if economic growth slows. Budget reserves are funded at levels that, while still low by national standards, would preserve liquidity in a mild economic downturn. Its debt position is moderate though slowly increasing as the state addresses its infrastructure needs.

        At Aa3, California's rating is lower than that of most of the country's large industrialized states, including Illinois, Texas, and Florida (each rated
Aa2),  Michigan,  New  Jersey and Ohio (all  Aa1),  but is higher  than New York
State's A2 rating. California shares the Aa3 rating with Pennsylvania, Massachusetts and Connecticut. California's ranking among the states reflects its still relatively weak, though improved, balance sheet condition, and its above average exposure to international economic uncertainty. In addition, we expect that California would move more slowly than most states to stem financial deterioration in the event of economic recession due to its inflexible budget structure and complex political environment.

        The Aa3 general obligation rating is based on the following factors:

        Credit Strengths

        - Economic recovery is now well-established and broad based, and absent a national recession, continued, though slowing, job and income growth is expected.

        - Financial performance benefits from economic recovery's positive impact on economically sensitive income and sales taxes.

        - Long term spending pressures from caseload driven demand in social services, schools, and prisons have eased compared to earlier expectations and can be funded with available revenues.

        - Liquidity from cash resources outside General Fund shows strong improvement.

        - Contingent reserve position significantly improved, offering moderate protection against economic uncertainties.

        Credit Weaknesses

        - Financial flexibility remains limited due to education expenditures mandated by Proposition 98.

        - Lack of formalized mid-year budget correction capabilities leaves the state exposed in periods of revenue under-performance.

        - Future capital needs could weaken debt position if debt affordability recommendations are not adhered to.

        - Economically-sensitive tax structure produces revenue volatility.

        - The state faces above-average exposure to international economic conditions, particularly in Asia.

Litigation

        The State is currently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are significant lawsuits involving the State as of December 9, 1998:

        On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

        On July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State

Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

        In Hayes v. Commission on State Mandates, certain local school districts sought reimbursements for special education programs for handicapped children. The State Board of Control, which was succeeded by the Commission on State Mandates (COSM), decided in favor of the local school districts. The decision was appealed by the Director of Finance in the trial court and was remanded to the COSM for redetermination. The COSM expanded the claim to include supplemental claims filed by seven additional educational institutions. The potential liability to the State has been estimated at more than $1 billion. A final consolidated decision was expected to be issued in late 1998.

        In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $300 million to $800 million.

        The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs in this lawsuit ranges from $800 million to $1.5 billion.

Year 2000

        The State's reliance on information technology in every aspect of its operations has made Year 2000 related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000.

        In the July Quarterly Report, the DOIT estimates total Year 2000 costs identified by the departments under its supervision at about $239 million, of which more than $100 million was projected to be expended in fiscal years 1998-99 and 1999-2000. The October Quarterly Report indicated the total costs were then estimated to be at least $290 million, and the estimate would likely increase in the future. These costs are part of much larger overall IT costs incurred annually by State departments and do not include costs for remediation for embedded technology, desktop systems and additional costs resulting from discoveries in the testing process. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Year 2000 costs, which can be increased if necessary.

        Although the DOIT reports that State departments are making substantial progress overall toward the goal of Year 2000 compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State Treasurer's Office and the State

Controller's Office report that they are both on schedule to complete their Year 2000 remediation projects by December 31, 1998, allowing full testing during 1999.

                                   APPENDIX B

                 INFORMATION WITH RESPECT TO SECURITIES RATINGS*


Standard & Poor's Corporation.

        A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

        S&P's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The  ratings  are  based,   in  varying   degrees,   on  the   following
considerations.

          (1) Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          (2)       Nature and provisions of the obligation.

          (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA--This is the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issue only in small degree.
--------
*  As published by the rating companies.

        A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

        Plus(+) or Minus(-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc.

        A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

        Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

        Baa--Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

        Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

Fitch

Ratings

        A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                                       AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

        Bonds rated AA are considered to be investment grade and of the very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

        Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

        Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

        Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


                                        B

        Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

        Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

        Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

        Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

        Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months or the DDD, DD or D categories.


Duff & Phelps, Inc.


Rating
Scale   Definition

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+     High credit quality.  Protection factors are strong.
AA-     Risk is AA modest but may vary slightly from time to time
AA-     because of economic conditions.

A+      Protection factors are average but adequate.  However,
A       risk factors are more variable and greater in periods of
A-      economic stress.

BBB+ Below average protection factors but still considered BBB sufficient for prudent investment. Considerable BBB- variability in risk during economic cycles.

BB+     Below investment grade but deemed likely to meet
BB      obligations when due.  Present or prospective financial

BB- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+      Below investment grade and possessing risk that
B       obligations will not be met when due.  Financial
B- protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP      Preferred stock with dividend arrearages.

Rating
Scale      Definition

           High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

           Issuer failed to meet scheduled principal and/or interest payments.


                             Municipal Note Ratings

           The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from cash flows of funds for their servicing or form established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                               Short-Term Ratings

Fitch

           Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-1

           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

           Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.




Municipal Commercial Paper Ratings

           Moody's and S&P's ratings grades for commercial paper, set forth below, are applied to municipal commercial paper as well as taxable commercial paper.

           Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Highest Quality; Prime-2, Higher Quality; and Prime-3, High Quality.

           S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-2" designation indicates that the degree of safety regarding timely payment is very strong. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1". The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                        CORNERSTONE CALIFORNIA MUNI FUND
                       REGISTRATION STATEMENT ON FORM N-1A


                            PART C. OTHER INFORMATION


Item 23.       Exhibits

               (a)    Declaration of Trust of Registrant.(1)
               (b)    By-Laws of Registrant.(1)
               (c)    Inapplicable.
               (d) Form of Advisory Agreement with Cornerstone Equity Advisors, Inc.(2)
               (e)    Inapplicable.
               (f)    Inapplicable.
               (g)    Form of Custody Agreement with Registrant's
                      Custodian.(3)
               (h)    Inapplicable.
               (i)    (a)    Opinion of Counsel.(4)
               (i)    (b)    Consent of Kramer Levin Naftalis & Frankel LLP,
                             is filed herewith.
               (j)    Consent of Accountants is filed herewith.
               (k)    Inapplicable.
               (l)    Inapplicable.
               (m) Form of Rule 12b-1 Plan of Distribution (and related agreements) is filed herewith.
               (n) Financial Data Schedule is filed herewith.

-----------------

1 Filed on March 1, 1983, as an Exhibit to Registrant's Registration Statement on Form N-1 and is incorporated herein by reference.
2 Filed on March 1, 1999, as an Exhibit to Post-Effective Amendment No. 16 on Form N-1A (accession number 0000922423- 99-000372) and is incorporated herein by reference.
3 Filed on April 27, 1990, as an Exhibit to Post-Effective Amendment No. 7 and is incorporated herein by reference.
4 Filed on December 20, 1983, as an Exhibit to Registrant's Pre-Effective Amendment No. 2 on Form N-1 and is incorporated herein by reference.


Item 24.       Persons Controlled by or under Common Control with
               Registrant

               None

Item 25.       Indemnification

               Reference is made to subdivision (c) of section 12 of Article SEVENTH of Registrant's Declaration of Trust previously filed.

               Insofar as  indemnification  for  liabilities  arising  under the
Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses, incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue .


Item 26.       Business and Other Connections of Investment Advisor

               Cornerstone Equity Advisors, Inc. is the investment advisor of Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Cornerstone Equity Advisors, Inc., its directors and its officers, reference is made to Part I of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by Cornerstone Equity Advisors, Inc.


Item 27.       Principal Underwriters

               Registrant has no principal underwriter.


Item 28.       Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 67 Wall Street, New York, N.Y. 10005 and Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant's Custodian and Firstar Mutual Fund Services, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, the Registrant's Administrator and Transfer Agent.



Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings.

               Registrant undertakes to furnish to each person to whom a prospectus relating to Cornerstone California Muni Fund is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1999.

                                    Registrant: CORNERSTONE CALIFORNIA MUNI FUND


                                    By:/s/ Stephen C. Leslie
                                       ---------------------------------------
                                            Stephen C. Leslie
                                            President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURES                   TITLE                                      DATE
                 ----------                   -----                                      ----

/s/ L. Greg Ferrone
-----------------------------                 Trustee                                    April 30, 1999
*L. Greg Ferrone


/s/ Stephen C. Leslie                         President (Principal                       April 30, 1999
-----------------------------                 Executive Officer) and
Stephen C. Leslie                             Trustee


/s/ G. John Fulvio
-----------------------------                 Treasurer (Principal                       April 30, 1999
G. John Fulvio                                Financial and Accounting
                                              Officer) and Trustee

/s/ William J. Armstrong
-----------------------------                 Trustee                                    April 30, 1999
*William J. Armstrong



-----------------------------                 Trustee                                    April 30, 1999
Leroy E. Rodman


/s/ Dr. Yvonne Scruggs-Leftwich
-----------------------------                 Trustee                                    April 30, 1999
*Dr. Yvonne Scruggs-Leftwich


*By:    /s/ Jules Buchwald
        ---------------------------------
        Jules Buchwald, Attorney-in-Fact
        pursuant to a power of attorney
        dated March 31, 1999, filed herewith;
        and with regard to L. Greg Ferrone,
        pursuant to a power of attorney dated
        April 24, 1991, previously filed with
        the Securities and Exchange Commission.

                                       Index to Exhibits

Ex-99.B10      Consent of Kramer Levin Naftalis & Frankel LLP
Ex-99.B11      Consent of McGladrey & Pullen LLP
Ex-99.B15      Form of Rule 12b-1 Plan of Distribution
Ex-99.B24.1    Power of Attorney William J. Armstrong
Ex-99.B24.2    Power of Attorney Dr. Yvonne Scraggs-Leftwich
Ex-99.B27      Financial Data Schedule